                                                                    EXHIBIT 99.2

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

                         STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual's personal affairs.

Questions 1 - 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 - 25. If the answer to an applicable question is "None," mark the box labeled "None." If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

                                   DEFINITIONS

"IN BUSINESS." A debtor is "in business" for the purpose of this form if the debtor is a corporation or partnership. An individual is "in business" for the purpose of this form if the debtor is or has been, within the six years immediately preceding the filing of the bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed.

"INSIDER." The term "insider" includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor.
11 U.S.C. Section 101 (31)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     1.       INCOME FROM EMPLOYMENT OR OPERATION OF BUSINESS.

          None
          [ ]

              State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

  YEAR        SOURCE (if more than one)               AMOUNT (b)
-------------------------------------------------------------------------
2003 (a)      Third Party Sales                                $        0
              Inter-Company Commissions                        $  213,108
                                                               ----------
                                              Total 2003 (a)   $  213,108

  2002        Third Party Sales                                $  401,600
              Inter-Company Commissions                        $  186,325
                                                               ----------
                                              Total 2002       $  587,926

  2001        Third Party Sales                                $  879,077
              Inter-Company Commissions                        $  194,299
                                                               ----------
                                              Total 2001       $1,073,376

(a)  Through September 4, 2003.

(b) Income converted to US Dollars from British Pounds at the prevailing average monthly exchange rate in effect when the transactions occurred.

     2.        INCOME OTHER THAN FROM EMPLOYMENT OR OPERATION OF BUSINESS.

               State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          None
          [ ]

  YEAR        SOURCE (if more than one)       AMOUNT (b)
--------------------------------------------------------
2003 (a)          Interest Income             $      375

  2002                 N/A                    $        0

  2001                 N/A                    $        0

(a)  Through September 4, 2003.

(b) Income converted to US Dollars from British Pounds at the prevailing exchange rate on September 4, 2003 where 1GBP = $1.57160.

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR       DATES OF PAYMENTS           AMOUNT PAID
--------------------------------------------------------------------------
 See Attachment SOFA 3(a)

          None
          [X]

          b. List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP      DATES OF
                TO DEBTOR                          PAYMENT         AMOUNT PAID
------------------------------------------------------------------------------

     4. SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS, AND ATTACHMENTS.

          None
          [X]

          a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                          COURT OR
                                       NATURE OF         AGENCY AND
CAPTION OF SUIT AND CASE NUMBER        PROCEEDING         LOCATION       STATUS OR DISPOSITION
----------------------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

          None
          [X]

          b. Describe all property that has been attached, garnished, or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR
  WHOSE BENEFIT PROPERTY WAS
            SEIZED                     DATE OF SEIZURE         DESCRIPTION AND VALUE OF PROPERTY
------------------------------------------------------------------------------------------------

     5.        REPOSSESSIONS, FORECLOSURES, AND RETURNS.

          None
          [X]

               List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                            DATE OF REPOSSESSION,
NAME AND ADDRESS OF CREDITOR OR        FORECLOSURE SALE, TRANSFER OR
            SELLER                                RETURN                 DESCRIPTION AND VALUE OF PROPERTY
----------------------------------------------------------------------------------------------------------

     6.        ASSIGNMENTS AND RECEIVERSHIPS.

          None
          [X]

          a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE           DATE OF ASSIGNMENT      TERMS OF ASSIGNMENT OR SETTLEMENT
------------------------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

          None
          [X]

          b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                          NAME AND
                                        LOCATION OF
                                         COURT CASE                              DESCRIPTION AND
NAME AND ADDRESS OF CUSTODIAN          TITLE & NUMBER      DATE OF ORDER        VALUE OF PROPERTY
-------------------------------------------------------------------------------------------------

     7.        GIFTS.

          None
          [X]

               List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                              RELATIONSHIP
                                              TO DEBTOR, IF                     DESCRIPTION AND
NAME AND ADDRESS OF PERSON OR ORGANIZATION         ANY         DATE OF GIFT      VALUE OF GIFT
-----------------------------------------------------------------------------------------------

     8.        LOSSES.

          None
          [X]

               List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                        DESCRIPTION OF CIRCUMSTANCES
                                        AND, IF LOSS WAS COVERED IN
DESCRIPTION OF PROPERTY AND            WHOLE OR IN PART BY INSURANCE
    VALUE OF PROPERTY                         GIVE PARTICULARS           DATE OF LOSS
-------------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     9.        PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY.

          None
          [X]

               List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, or consultation concerning debt consolidation, relief under the bankruptcy laws, preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

                                        DATE OF PAYMENT, NAME OF         AMOUNT OF MONEY OR DESCRIPTION AND
NAME AND ADDRESS OF PAYEE              PAYOR IF OTHER THAN DEBTOR                 VALUE OF PROPERTY
-----------------------------------------------------------------------------------------------------------

     10.       OTHER TRANSFERS.

          None
          [X]

               List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor transferred either absolutely or as security within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE AND              DESCRIBE PROPERTY TRANSFERRED AND
      RELATIONSHIP TO DEBTOR           DATE               VALUE RECEIVED
---------------------------------------------------------------------------------

     11.       CLOSED FINANCIAL ACCOUNTS.

          None
          [X]

               List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, saving, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                   DATE OF SALE/CLOSING AND FINAL
NAME AND ADDRESS OF INSTITUTION        TYPE AND ACCOUNT NUMBER                 BALANCE
-------------------------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     12.       SAFE DEPOSIT BOXES.

          None
          [X]

               List each safe deposit box or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                       NAMES AND ADDRESSES OF THOSE
NAME AND ADDRESS OF BANK OR                WITH ACCESS TO BOX OR         DESCRIPTION OF      DATE OF TRANSFER OR
     OTHER DEPOSITORY                           DEPOSITORY                  CONTENTS          SURRENDER, IF ANY
----------------------------------------------------------------------------------------------------------------

     13.       SETOFFS.

          None
          [X]

               List all setoffs made by any creditor, including a bank, against debts or deposits of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR           DATE OF SETOFF          AMOUNT OF SETOFF
-------------------------------------------------------------------------------

     14.       PROPERTY HELD FOR ANOTHER PERSON.

          None
          [X]

               List all property owned by another person that the debtor holds or controls.

                                   DESCRIPTION OF       VALUE OF
NAME AND ADDRESS OF OWNER             PROPERTY          PROPERTY         LOCATION OF PROPERTY
---------------------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     15.       PRIOR ADDRESS OF DEBTOR.

          None
          [ ]

               If the debtor has moved within the two years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

      ADDRESS                                   NAME USED                DATES OF OCCUPANCY
-------------------------------------------------------------------------------------------
Pegasus Business Park                  Twin Laboratories (UK) Ltd.       9/2001 to 1/2003
Castle Donnington
Derbyshire
DE74 2TZ

3-5 High Pavement                      Twin Laboratories (UK) Ltd.       1/1999 to 9/2001
Nottingham
NG1 1HF

     16.       SPOUSES AND FORMER SPOUSES.

          None
          [X]

               If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the six-year period immediately preceding the commencement of the case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

                              NAME

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     17.       ENVIRONMENTAL INFORMATION.

               For the purpose of this question, the following definitions apply:

               "Environmental Law" means any federal, state, or local statute or regulation pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

               "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

               "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, contaminant or similar term under an Environmental Law.

          None
          [X]

          a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

                               NAME AND ADDRESS OF
SITE NAME AND ADDRESS           GOVERNMENTAL UNIT       DATE OF NOTICE          ENVIRONMENTAL LAW
-------------------------------------------------------------------------------------------------

          None
          [X]

          b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

                               NAME AND ADDRESS OF
SITE NAME AND ADDRESS           GOVERNMENTAL UNIT       DATE OF NOTICE          ENVIRONMENTAL LAW
-------------------------------------------------------------------------------------------------

          None
          [X]

          c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a parry to the proceeding, and the docket number.

NAME AND ADDRESS OF            DOCKET NUMBER            STATUS OR DISPOSITION
-----------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     18.       NATURE, LOCATION, AND NAME OF BUSINESS.

          None
          [X]

          a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

               If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

               If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

                TAXPAYER I.D.                           NATURE OF        BEGINNING AND
NAME               NUMBER              ADDRESS          BUSINESS         ENDING DATES
--------------------------------------------------------------------------------------

          None
          [X]

          b. Identify any business listed in response to subdivision a., above, that is "single asset real estate" as defined in 11 U.S.C. Section 101.

NAME                                           ADDRESS
------------------------------------------------------

               The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within the six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or otherwise self-employed.

               (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     19.       BOOKS, RECORDS AND FINANCIAL STATEMENTS.

          None
          [ ]

          a. List all bookkeepers and accountants who within the two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

      NAME AND ADDRESS         DATES SERVICES RENDERED
------------------------------------------------------
See Attachment SOFA 19(a)

          None
          [ ]

          b. List all firms or individuals who within the two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

       NAME                           ADDRESS               DATES SERVICES RENDERED
-----------------------------------------------------------------------------------
Ashbys Accountants             Welbech House                   9/4/01 to present
                               69 Loughborough Road
                               West Bridgford
                               Nottingham NG27LA
                               United Kingdom

          None
          [ ]

          c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.


          NAME                           ADDRESS
------------------------------------------------
See Attachment SOFA 19(c)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

          None
          [ ]

          d. List all financial institutions, creditors, and other parties, including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

  NAME AND ADDRESS                    DATE ISSUED
-------------------------------------------------------
Inland Revenue                 4/9/2002 and 12/31/2002
Nottingham 2
Mowbray House
Castle Meadow Road
Nottingham NG2 1BQ
United Kingdom

Companies House                11/16/2001 and 11/1/2002
Crown Way
Cardiff CF14 3UZ
United Kingdom

     20.       INVENTORIES.

          None
          [X]

          a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

                                                                     DOLLAR AMOUNT OF INVENTORY
DATE OF INVENTORY              INVENTORY SUPERVISOR            (Specify cost, market, or other basis)
-----------------------------------------------------------------------------------------------------

          None
          [X]

          b. List the name and address of the person having possession of the records of each of the two inventories reported in a., above.

                               NAME AND ADDRESS OF CUSTODIAN OF INVENTORY
DATE OF INVENTORY                                RECORDS
-------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     21.       CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS.

          None
          [X]

          a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

NAME AND ADDRESS               NATURE OF INTEREST              PERCENTAGE OF INTEREST
-------------------------------------------------------------------------------------

          None
          [ ]

          b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

                                                        NATURE AND PERCENTAGE OF STOCK
     NAME AND ADDRESS          TITLE                               OWNERSHIP
--------------------------------------------------------------------------------------
See Attachment SOFA 21(b)

     22.       FORMER PARTNERS, OFFICERS, DIRECTORS, AND SHAREHOLDERS.

          None
          [X]

          a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

NAME                           ADDRESS                         DATE OF WITHDRAWAL
---------------------------------------------------------------------------------

          None
          [X]

          b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME AND ADDRESS               TITLE                           DATE OF TERMINATION
----------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     23.       WITHDRAWALS FROM A PARTNERSHIP OR DISTRIBUTIONS BY A CORPORATION.

          None
          [X]

               If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS OF RECIPIENT,     DATE AND PURPOSE OF    AMOUNT OF MONEY OR DESCRIPTION AND
   RELATIONSHIP TO DEBTOR             WITHDRAWAL                 VALUE OF PROPERTY
------------------------------------------------------------------------------------------

     24.       TAX CONSOLIDATION GROUP.

          None
          [ ]

               If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within the six-year period immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION                  TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------
Twinlab Corporation (1)                     11-3317986

(1) Twin Laboratories (UK) Ltd. does not file tax returns as part of the consolidated US group.

     25.       PENSION FUNDS.

          None
          [X]

               If the debtor is not an individual, list the name and federal taxpayer identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within the six-year period immediately preceding the commencement of this case.

                                                TAXPAYER IDENTIFICATION
NAME OF PENSION FUND                                     NUMBER
-----------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

       I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

       Date: October 20, 2003                 Signature: /s/ Ross Blechman
                                                         -----------------------

                                     Print Name & Title: Ross Blechman, Director

       The penalties for making a false statement or concealing property is a fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. Section 152 and 3571.

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                 ATTACHMENT 3(a)

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.

  NAME AND ADDRESS OF CREDITOR            DATES OF PAYMENTS      AMOUNT PAID (1)
--------------------------------------------------------------------------------
Archant GNC Magazine                          6/17/2003              $ 1,293
   St. James Yarn Mill
   Whitefriars
   Norwich NR3 1XU
   United Kingdom

Dennis Publishing                             6/11/2003              $ 1,570
   30 Cleveland St.
   London W1T 4JD
   United Kingdom

GCI UK                                        7/10/2003              $ 9,430
   Newbridge House
   Newbridge St.
   London EC4V 6BJ
   United Kingdom

Health & Diet                                 6/20/2003              $   173
   Europa Park, Stoneclough Rd.
   Radcliffe, Manchester M26 1GG
   United Kingdom

Inland Revenue                                 8/4/2003              $ 2,926
   Cumbernauld                                7/10/2003              $ 2,940
   Glasgow G70 5TR
   United Kingdom
                                                                     -------
          Subtotal - Inland Revenue                                  $ 5,866

Royal&Sun Alliance/AON Insurance              7/10/2003              $ 1,238
   Gt.Cambridge Road, Turnford
   Broxbourne EN10 6ND
   United Kingdom

Weider Publishing                              7/3/2003              $ 1,108
   10 Windsor Court, Clarence Drive           6/25/2003              $ 1,108
   Harrogate, HG1 2PE                         6/12/2003              $ 1,108
   United Kingdom
                                                                     -------
          Subtotal - Weider Publishing                               $ 3,324

World Cargo                                   6/14/2003              $   268
   Unit 6 Saxon Way Trading Estate            6/14/2003              $    54
   Harmondsworth Middlesex UB7 0LW
   United Kingdom
                                                                     -------
                                                                     $   322
                                                                     -------
                      TOTAL                                          $23,214

(1) All payments made in British Pounds and converted to US Dollars at the prevailing exchange rate on September 4, 2003, where 1GBP = $1.57160.

                              Attachment SOFA 3(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT 19(a)

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     19.       BOOKS, RECORDS AND FINANCIAL STATEMENTS.

          None
          [ ]

          a. List all bookkeepers and accountants who within the TWO YEARS immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

       NAME AND ADDRESS                   DATES SERVICES RENDERED
-----------------------------------------------------------------
Jeanne Dennington                            3/13/89-8/2/02
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Nancy M. Scaduto                             5/17/93-7/18/03
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Scott Pestyner                               6/1/99-Present
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Joseph Sinicropi                             8/27/01-Present
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Margaret O'Connell                           4/7/03-Present
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

John Carleton                                9/10/02 - Present
  Twin Laboratories (UK) Ltd.
  1 Coton Road
  Walton on Trent
  South Derbyshire
  Derbyshire DE12 8NC
  United Kingdom

Robert Walker                                1/11/99 - 9/9/02
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Ashbys Accountants                           1/1/00 - Present
  Welbech House
  69 Loughborough Road
  West Bridgford
  Nottingham NG27LA
  United Kingdom

                              Attachment SOFA 19(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT 19(c)

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtor                                                                Chapter 11

     19.       BOOKS, RECORDS AND FINANCIAL STATEMENTS.

          None
          [ ]

          c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

          NAME                            ADDRESS
------------------------------------------------------------
Ashbys Accountants              Welbech House
                                69 Loughborough Road
                                West Bridgford
                                Nottingham NG27LA
                                United Kingdom

Twin Laboratories (UK) Ltd.     1 Coton Road
                                Walton on Trent
                                South Derbyshire
                                Derbyshire DE12 8NC
                                United Kingdom

Deloitte & Touche               2 Jericho Plaza
                                Jericho, NY 11753

Iron Mountain                   22 Kimberly Road
                                East Brunswick, NJ 08816

Twinlab Corporation             150 Motor Parkway, Suite 210
                                Hauppauge, NY 11788

Scott Pestyner                  150 Motor Parkway, Suite 210
                                Hauppauge, NY 11788

Joseph Sinicropi                150 Motor Parkway, Suite 210
                                Hauppauge, NY 11788

Margaret O'Connell              150 Motor Parkway, Suite 210
                                Hauppauge, NY 11788

John Carleton                   1 Coton Road
                                Walton on Trent
                                South Derbyshire
                                Derbyshire DE12 8NC
                                United Kingdom

                              Attachment SOFA 19(c)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                ATTACHMENT 21(b)

In Re: Twin Laboratories (UK) Ltd.                        Case No. 03-15563 (CB)
Debtors                                                               Chapter 11

     21.       CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS.

          None
          [ ]

          b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

                                                            NATURE AND PERCENTAGE OF STOCK
          NAME AND ADDRESS                   TITLE                     OWNERSHIP
------------------------------------------------------------------------------------------
   Ross Blechman                            Director                     N/A
     c/o Twin Laboratories Inc.
     150 Motor Parkway, Suite 210
     Hauppauge, NY 11788

   Brian Blechman                           Director                     N/A
     c/o Twin Laboratories Inc.
     150 Motor Parkway, Suite 210
     Hauppauge, NY 11788

   Neil Blechman                            Director                     N/A
     c/o Twin Laboratories Inc.
     150 Motor Parkway, Suite 210
     Hauppauge, NY 11788

Twin Laboratories Inc.                    Shareholder       Common Stock    100.0%
   150 Motor Parkway, Suite 210
   Hauppauge, NY 11788

                             Attachment SOFA 21(b)